POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign her name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 1st day of October, 1997.



                                                              /s/Jan R. Carendi
                                                                 Jan R. Carendi

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign her name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 1st day of October, 1997.



                                                           /s/Gordon C. Boronow
                                                              Gordon C. Boronow

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign her name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 1st day of October, 1997.



                                                         /s/Malcolm M. Campbell
                                                            Malcolm M. Campbell

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign her name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 1st day of October, 1997.



                                                        /s/Henrik G. Danckwardt
                                                           Henrik G. Danckwardt

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign her name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 1st day of October, 1997.



                                                              /s/Wade A. Dokken
                                                                 Wade A. Dokken

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign her name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 2nd day of October, 1997.



                                                        /s/Thomas M. Mazzaferro
                                                           Thomas M. Mazzaferro

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign her name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 1st day of October, 1997.



                                                        /s/Anders O. Soderstrom
                                                           Anders O. Soderstrom

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign her name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 1st day of October, 1997.



                                                               /s/Gunnar Moberg
                                                                  Gunnar Moberg

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign her name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 3rd day of October, 1997.



                                                             /s/Bayard F. Tracy
                                                                Bayard F. Tracy

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as her true and lawful attorney-in-fact and agent with all power and authority on her behalf to sign her name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 1st day of October, 1997.



                                                            /s/Amanda C. Sutyak
                                                               Amanda C. Sutyak

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign her name on any and all registration statements, applciations for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 1st day of October, 1997.



                                                          /s/Lincoln R. Collins
                                                             Lincoln R. Collins

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign her name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 1st day of October, 1997.



                                                             /s/C. Ake Svensson
                                                                C. Ake Svensson

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Mary Priscilla Pannell, Corporate Secretary of the Corporation, and in her absence, Kathleen A. Chapman, Assistant Corporate Secretary, as her true and lawful attorney-in-fact and agent with all power and authority on her behalf to sign her name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 3rd day of October, 1997.



                                                           /s/Nancy F. Brunetti
                                                              Nancy F. Brunetti